EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Amendment No. 1 to the Annual Report of Advanced Biotherapy, Inc. (the “Company”) on Form 10-KSB/A for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, William M. Finkelstein, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2003	/s/ William M. Finkelstein

Chief Financial Officer